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BlackRock Innovation & Growth Term Trust

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Saba Capital Master Fund, Ltd.

Boaz R. Weinstein

Ravi Bhasin

Ilya Gurevich

Richard Thiemann

Emmanuel Werthenschlag

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On June 29, 2023, Saba Capital Management, L.P. (“Saba”) issued a press release (the “June 29 Press Release”), reproduced here as Exhibit 1, in connection with a complaint filed on June 29, 2023 by Saba and Saba Capital Master Fund, Ltd. in the District Court of Southern District of New York with respect to BlackRock Innovation & Growth Term Trust, among others. Copies of the complaint and associated brief are attached hereto as Exhibit 2. The June 29 Press Release also contained links to certain past press releases, reproduced here as Exhibit 3.

Exhibit 1

Saba Capital Files Lawsuit Against 16 Closed-End Funds Over Control Share Provisions

Saba Sues Certain Closed-End Funds Advised by BlackRock, Franklin Resources, Tortoise Capital Advisors, Adams Funds and FS Investments

New York, NY – June 29, 2023 – Saba Capital Management, L.P. (“Saba” or “we”) filed a lawsuit today in the United States District Court for the Southern District of New York against 16 closed-end funds (the “Funds”) advised by BlackRock, Inc. (“BlackRock”), Franklin Resources, Inc. (“Franklin Resources”), Tortoise Capital Advisors, L.L.C. (“Tortoise”), Adams Funds and FS Investments as well as the BlackRock fund trustees (R. Glenn Hubbard, W. Carl Kester, Cynthia L. Egan, Frank J. Fabozzi, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, Catherine A. Lynch, Robert Fairbairn and John M. Perlowski) and the Tortoise fund trustee (P. Bradley Adams) that have adopted control share acquisition provisions that strip voting rights from shareholders. In addition to their other board assignments and outside responsibilities, each of the BlackRock fund trustees also serves on at least 70 BlackRock fund boards at the same time, despite BlackRock’s guidelines for governance explicitly calling for a four board maximum.

Similar to prior lawsuits Saba brought and won against Eaton Vance and Nuveen, Saba is seeking to invalidate the Funds’ control share provisions as unlawful under the Investment Company Act. Previously, on January 21, 2023, the Suffolk County Superior Court in Massachusetts issued a summary judgment ruling in favor of Saba that invalidated Eaton Vance’s control share provision as a violation of the Investment Company Act. In its ruling, the Massachusetts Court agreed with a 2022 ruling by the United States District Court for the Southern District of New York in a prior lawsuit Saba brought against Nuveen that found the restrictive use of control share bylaws to violate federal law.

Michael D’Angelo, Partner and General Counsel of Saba, commented:

“Despite the clarity of the Investment Company Act, many investment managers continue to pretend as if federal law does not apply to them. By adopting illegal control share provisions, closed-end fund managers, including BlackRock and its fund trustees, Franklin Resources, Tortoise and its fund trustee, Adams Funds and FS Investments, are depriving shareholders of their voting rights in desperate attempts to entrench trustees and investment advisors and avoid accountability for their own governance failures.

Today, Saba has filed litigation in the United States District Court for the Southern District of New York in an effort to put an end to the practice of vote stripping, which we believe has contributed to significant losses suffered by shareholders across these underperforming funds. We are seeking to hold these managers accountable in court, just as we have successfully done with both Eaton Vance and Nuveen.

The Investment Company Act is unambiguous in stating that ‘every share of stock hereafter issued by a registered management company…shall be a voting stock and have equal voting rights with every other outstanding voting stock.’ We are committed to taking all necessary actions to hold these investment managers accountable in order to protect closed-end fund shareholders and restore their fundamental, equal voting rights.”

 About Saba Capital

Saba Capital Management, L.P. is a global alternative asset management firm that seeks to deliver superior risk-adjusted returns for a diverse group of clients. Founded in 2009 by Boaz Weinstein, Saba is a pioneer of credit relative value strategies and capital structure arbitrage. Saba is headquartered in New York City. Learn more at www.sabacapital.com.

Contacts

Longacre Square Partners
Greg Marose / Kate Sylvester, 646-386-0091
gmarose@longacresquare.com / ksylvester@longacresquare.com

Exhibit 2

UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK

SABA CAPITAL MASTER FUND, LTD., and SABA CAPITAL MANAGEMENT, L.P.,

Plaintiffs,

v.

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC., CLEARBRIDGE MLP AND MIDSTREAM TOTAL RETURN FUND INC., CLEARBRIDGE MLP AND MIDSTREAM FUND INC., WESTERN ASSET INTERMEDIATE MUNI FUND INC., TORTOISE MIDSTREAM ENERGY FUND, INC., TORTOISE ENERGY INDEPENDENCE FUND INC., TORTOISE PIPELINE & ENERGY FUND INC., TORTOISE ENERGY INFRASTRUCTURE CORP., ADAMS DIVERSIFIED EQUITY FUND, INC., ADAMS NATURAL RESOURCES FUND, MUNICIPAL INCOME FUND, INC, FS CREDIT OPPORTUNITIES CORP., ECOFIN SUSTAINABLE AND SOCIAL IMPACT TERM FUND, BLACKROCK ESG CAPITAL ALLOCATION TRUST, BLACKROCK INNOVATION AND GROWTH TERM TRUST, ROYCE GLOBAL VALUE TRUST, INC.; R. GLENN HUBBARD, W. CARL KESTER, CYNTHIA L. EGAN, FRANK J. FABOZZI, LORENZO A. FLORES, STAYCE D. HARRIS, J. PHILLIP HOLLOMAN, CATHERINE A. LYNCH, ROBERT FAIRBAIRN, and JOHN M. PERLOWSKI, in their capacity as Trustees of the BlackRock ESG Capital Allocation Trust and BlackRock Innovation and Growth Term Trust; and P. BRADLEY ADAMS, in his capacity as Trustee of the Ecofin Sustainable and Social Impact Term Fund,

Defendants.

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Civil Action No. __ Civ. ____ COMPLAINT JURY TRIAL DEMANDED

Plaintiffs Saba Capital Management, L.P. (“Saba Capital”) and Saba Capital Master Fund, Ltd. (“Saba Master Fund”) (together, “Saba”), for their Complaint against defendants ClearBridge Energy Midstream Opportunity Fund Inc. (“EMO”), ClearBridge MLP and Midstream Total Return Fund Inc. (“CTR”), ClearBridge MLP and Midstream Fund Inc. (“CEM”), Western Asset Intermediate Muni Fund Inc. (“SBI”), Tortoise Midstream Energy Fund, Inc. (“NTG”), Tortoise Energy Independence Fund, Inc. (“NDP”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Infrastructure Corp. (“TYG”), Adams Diversified Equity Fund, Inc. (“ADX”), Adams Natural Resources Fund (“PEO”), Municipal Income Fund, Inc. (“MUI”), FS Credit Opportunities Corp. (“FSCO”), Royce Global Value Trust, Inc. (“RGT”), Ecofin Sustainable and Social Impact Term Fund (“TEAF,” or the “Ecofin Trust”), BlackRock ESG Capital Allocation Trust (“ECAT,” or the “Blackrock ECAT Trust”), BlackRock Innovation and Growth Term Trust (“BIGZ,” or the “BlackRock BIGZ Trust,” and collectively with the BlackRock ECAT Trust, the “BlackRock Trusts,” and together with the Ecofin Trust, the “Trusts”) (together, the “Funds”); P. Bradley Adams, in his capacity as trustee of the Ecofin Trust (the “Ecofin Trustee”); R. Glenn Hubbard, W. Carl Kester, Cynthia L. Egan, Frank J. Fabozzi, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, Catherine A. Lynch, Robert Fairbairn, and John M. Perlowski, in their capacity as trustees of the BlackRock Trusts (the “BlackRock Trustees,” and collectively with the Ecofin

Trustee, the “Trustees”; and the Trustees, collectively with the Funds, “Defendants”), state as follows:

NATURE OF THE ACTION

1.       This civil action arises from the Funds’ adoption of provisions in their governing documents purporting to opt-in to the Maryland Control Share Acquisition Act (“MCSAA”), Md. Code Ann., Corps. & Ass’ns §§ 3-701 et seq., which strips voting rights from shares acquired in a “Control Share Acquisition,” defined to include the acquisition of shares constituting as little as 10% of the voting power of the Funds, id. §§ 3-701(d)(1), (e)(1), 3-702(a)(1). See Plaintiffs’ Rule 56.1 Statement of Undisputed Material Facts ¶¶ 29–48 (collectively, the “Control Share Provisions”).

2.       The Control Share Provisions violate the Investment Company Act of 1940 (the “40 Act”), pursuant to which all common shares “shall be a voting stock and have equal voting rights with every other outstanding voting stock.” 15 U.S.C. § 80a-18(i).

3.       As the beneficial owner of sizable holdings of the outstanding common shares of each of the Funds, Saba Capital and the funds it manages, including Saba Master Fund, have been harmed by the Control Share Provisions.

4.       Saba seeks rescission of the Control Share Provisions pursuant to Section 47(b)(2) of the 40 Act. Oxford Univ. Bank v. Lansuppe Feeder, LLC, 933 F.3d 99, 109 (2d Cir. 2019) (“ICA § 47(b)(2) [15 U.S.C. § 80a-46(b)(1)] creates an implied private right of action for a party to a contract that violates the ICA to seek rescission of that violative contract.”).

PARTIES

5.       Plaintiff Saba Capital is a limited partnership organized under the laws of Delaware with its principal place of business located at 405 Lexington Avenue, New York, New York. It is the investment manager of Saba Master Fund and other investment funds, which are collectively the beneficial owners of 17.7% of the outstanding shares of EMO, 12.9% of the outstanding shares of CTR, 10.6% of the outstanding shares of CEM, 6.2% of the outstanding shares of SBI, 9.1% of the outstanding shares of NTG, 9.1% of the outstanding shares of NDP, 7.9% of the outstanding shares of TTP, 3.7% of the outstanding shares of ADX, 6.6% of the outstanding shares of TEAF, 12.8% of the outstanding shares of ECAT, 3.5% of the outstanding shares of TYG, 2.7% of the outstanding shares of PEO, 2.7% of the outstanding shares of MUI, 3.2% of the outstanding shares of FSCO, 2.0% of the outstanding shares of RGT, and 7.7% of the outstanding shares of BIGZ.

6.       Plaintiff Saba Master Fund is a Cayman Islands exempted company that currently beneficially holds common shares of each of the Funds.

7.       Defendant ClearBridge Energy Midstream Opportunity Fund Inc. is a Maryland corporation, listed on the New York Stock Exchange under ticker symbol “EMO,” which conducts substantial business in New York.

8.       Defendant ClearBridge MLP and Midstream Total Return Fund Inc. is a Maryland corporation, listed on the New York Stock Exchange under ticker symbol “CTR,” which conducts substantial business in New York.

9.       Defendant ClearBridge MLP and Midstream Fund Inc. is a Maryland corporation, listed on the New York Stock Exchange under ticker symbol “CEM,” which conducts substantial business in New York.

10.       Defendant Western Asset Intermediate Muni Fund Inc. is a Maryland corporation, listed on the New York Stock Exchange under ticker symbol “SBI,” which conducts substantial business in New York.

11.       Defendant Tortoise Midstream Energy Fund, Inc. is a Maryland corporation, listed on the New York Stock Exchange under ticker symbol “NTG,” which conducts substantial business in New York.

12.       Defendant Tortoise Energy Independence Fund, Inc. is a Maryland corporation, listed on the New York Stock Exchange under ticker symbol “NDP,” which conducts substantial business in New York.

13.       Defendant Tortoise Pipeline & Energy Fund, Inc. is a Maryland corporation, listed on the New York Stock Exchange under ticker symbol “TTP,” which conducts substantial business in New York.

14.       Defendant Tortoise Energy Infrastructure Corp. is a Maryland corporation listed on the New York Stock Exchange under ticker symbol “TYG,” which conducts substantial business in New York.

15.       Defendant Adams Diversified Equity Fund, Inc. is a Maryland corporation, listed on the New York Stock Exchange under ticker symbol “ADX,” which conducts substantial business in New York.

16.       Defendant Adams Natural Resources Fund is a Maryland corporation listed on the New York Stock Exchange under ticker symbol “PEO,” which conducts substantial business in New York.

17.       Defendant Municipal Income Fund, Inc. is a Maryland corporation listed on the New York Stock Exchange under ticker symbol “MUI,” which conducts substantial business in New York.

18.       Defendant FS Credit Opportunities Corp. is a Maryland corporation listed on the New York Stock Exchange under ticker symbol “FSCO,” which conducts substantial business in New York.

19.       Defendant Royce Global Value Trust, Inc. is a Maryland corporation listed on the New York Stock Exchange under ticker symbol “RGT,” which conducts substantial business in New York

20.       Defendant Ecofin Sustainable and Social Impact Term Fund is a Maryland business trust, listed on the New York Stock Exchange under ticker symbol “TEAF,” which conducts substantial business in New York.

21.       Defendant BlackRock ESG Capital Allocation Trust is a Maryland business trust, listed on the New York Stock Exchange under ticker symbol “ECAT,” which conducts substantial business in New York.

22.       Defendant BlackRock Innovation and Growth Term Trust is a Maryland business trust, listed on the New York Stock Exchange under ticker symbol “BIGZ,” which conducts substantial business in New York.

23.       Defendant P. Bradley Adams is a citizen of Kansas, a current trustee of the Ecofin Trust, and has been its sole trustee since 2018.

24.       Defendant R. Glenn Hubbard is a citizen of New York, a current trustee of the BlackRock Trusts, and has been a trustee of the BlackRock Trusts since 2007.

25.       Defendant W. Carl Kester is a citizen of Massachusetts, a current trustee of the BlackRock Trusts, and has been a trustee of the BlackRock Trusts since 2007.

26.       Defendant Cynthia L. Egan is a citizen of Florida, a current trustee of the BlackRock Trusts, and has been a trustee of the BlackRock Trusts since 2016.

27.       Defendant Frank J. Fabozzi is a citizen of Maryland, a current trustee of the BlackRock Trusts, and has been a trustee of the BlackRock Trusts since 2007.

28.       Defendant Lorenzo A. Flores is a citizen of California, a current trustee of the BlackRock Trusts, and has been a trustee of the BlackRock Trusts since 2021.

29.       Defendant Stayce D. Harris is a citizen of California, a current trustee of the BlackRock Trusts, and has been a trustee of the BlackRock Trusts since 2021.

30.       Defendant J. Phillip Holloman is a citizen of Ohio, a current trustee of the BlackRock Trusts, and has been a trustee of the BlackRock Trusts since 2021.

31.       Defendant Catherine A. Lynch is a citizen of Virginia, a current trustee of the BlackRock Trusts, and has been a trustee of the BlackRock Trusts since 2016.

32.       Defendant Robert Fairbairn is a citizen of New York, a current trustee of the BlackRock Trusts, and has been a trustee of the BlackRock Trusts since 2018.

33.       Defendant John M. Perlowski is a citizen of New Jersey, a current trustee of the BlackRock Trusts, and has been a trustee of the BlackRock Trusts since 2015.

JURISDICTION AND VENUE

34.       This Court has jurisdiction over the subject matter of this action pursuant to Section 44 of the 40 Act, 15 U.S.C. § 80a-43, 28 U.S.C.A. § 1331, and 28 U.S.C. § 1391(b).

35.       This Court has personal jurisdiction over the Funds because each of the Funds has sufficient minimum contacts within the District as to render the exercise of jurisdiction over Defendants by this Court permissible under traditional notions of due process and the law of the State of New York, including N.Y. C.P.L.R. § 302, including by conducting continuous and systematic business in this District and causing harm to Saba in this District.

36.       Venue is proper in this judicial district pursuant to 28 U.S.C. §§ 1391(b)-(c) because a substantial part of the events giving rise to the claim occurred in this District, Saba has been harmed in this District, and the Defendants are subject to personal jurisdiction in this District.

FACTUAL BACKGROUND

37.       The Funds are diversified, closed-end management investment companies registered under the 40 Act.

38.       The MCSAA, which applies “only” to “Maryland corporation[s],” strips voting rights from shares acquired in a “Control Share Acquisition,” which is defined to include the acquisition of shares constituting as little as 10% of the voting power of the company. Md. Code Ann., Corps. & Ass’ns §§ 3-701(d), 3-709.

39.       Closed-end funds registered under the 40 Act are exempt from the requirements of the MCSAA, unless they voluntarily choose to “opt-in” to the statutory scheme. Md. Code Ann., Corps. & Ass’ns § 3-702(c)(3) (this “subtitle does not apply to . . . [a] corporation registered under the Investment Company Act of 1940 as a closed end investment company unless its board of directors adopts a resolution to be subject to this subtitle”).

40.       The defendant Maryland corporations (namely, EMO, CTR, CEM, SBI, NTG, NDP, TTP, ADX, TYG, PEO, MUI, FSCO, and RGT), have opted-in to the MCSAA pursuant to Section 3-702(c)(3). The defendant Maryland trusts (namely, TEAF, ECAT, and BIGZ) have likewise purported to opt-in to the MCSAA, even though they are not eligible corporations. In any event, all defendants have adopted Control Share Provisions in their governing documents that effectively incorporate the vote-stripping provisions of the MCSAA.

41.       By purporting to opt-in to Maryland’s Control Share Acquisition Act, the Control Share Provisions strip voting rights from shares acquired in a “Control Share Acquisition.” See Md. Code Ann., Corps. & Ass’ns §§ 3-701 et seq. In doing so, the Control Share Provisions deny “voting rights with respect to the control shares” acquired “in a control share acquisition,” except “to the extent approved by stockholders . . . by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares.” Id. § 3-702(a)(1).

42.       The Control Share Provisions are unlawful under the 40 Act, including the “one-share, one-vote” principle enshrined in the 40 Act. Under the 40 Act, all common shares “shall be a voting stock and have equal voting rights with every other outstanding voting stock.” 15 U.S.C. § 80a-18(i).

43.       The Control Share Provisions directly conflict with the 40 Act’s stated policies and purposes, including to prevent discrimination among or against shareholders, and to prevent entrenched management by insiders, by ensuring that every stock be voting stock and have equal voting rights.

44.       The Funds’ adoption of binding resolutions opting in to the MCSAA, as reflected in, but not limited to, their various Amended and Restated Bylaws and Declarations of Trust are binding contracts between the Funds and Saba.

45.       As the beneficial owner of sizable holdings of the outstanding common shares of each of the Funds and a party to the illegal contracts made by the Funds, Saba Capital and the funds it manages, including Saba Master Fund, have been and continue to be harmed by the Control Share Provisions.

46.       Saba’s ownership interest in EMO, CTR, CEM, and ECAT is over 10%. Because of the Control Share Provisions, none of Saba’s incremental shares over 10% in these Funds has voting rights. Accordingly, EMO, CTR, CEM, and ECAT have issued unequal voting stock, and Saba is unable to buy any additional shares that have equal voting rights with all other shares.

47.       Funds managed by Saba, including Saba Master Fund, have not acquired, and will not acquire, as many additional shares in the Funds as they would were the Control Share Provisions not in effect, and the Control Share Provisions have prevented Saba from acquiring voting shares in the Funds with equal voting rights as required by the 40 Act.

48.       The Control Share Provisions are harmful to the value of Saba’s investment in the Funds, and to Saba’s trading activity and business practices, well before Saba approaches accumulating a 10% beneficial stake in any given Fund.

49.       The Funds trade at a substantial discount to their net asset value (in other words, the market value of each Fund is less than the combined value of the assets held by that Fund). By interfering with shareholders’ ability to hold underperforming fund managers to account, the Control Share Provisions decrease the value of Saba’s shares in the Funds. By entrenching the Funds’ management, the Control Share Provisions create an agency cost wherein expense ratios, director compensation levels, and managerial advisor fees are higher than they would be absent the Control Share Provisions, decreasing the value of Saba’s shares in the Funds.

50.       One of Saba’s business practices is to exercise the voting rights rightfully associated with Saba’s economic stake, in order to make its voice heard in matters pertaining to the management of shareholder capital by the defendant Funds, as well as informing the Funds’ directors that shareholders have a means of holding them accountable in votes for the election of directors, approval of advisory agreements, and other governance matters. The Control Share Provisions prevent Saba from trading in the Funds’ shares with knowledge that it will be able to acquire sufficient shares to accomplish those goals.

51.       Saba cannot determine whether it will be a worthwhile investment to accumulate or maintain more than a 10% beneficial ownership without clarity as to what its voting rights will be if it in fact triggers the Funds’ Control Share Provisions. Because Saba develops its position in funds over a number of months and years, and is currently developing positions in the defendant Funds (each of which has an upcoming annual meeting), Saba’s trading activity is currently being impeded and harmed by the Funds’ Control Share Provisions.

52.       Given current market conditions, Saba would acquire more than a 10% beneficial ownership stake in the Funds (to the extent it has not already) were it not for the Funds’ Control Share Provisions and the imminent risk that those Control Share Provisions will strip Saba of its equal voting rights.

FIRST CLAIM FOR RELIEF

(Rescission Under the Investment Company Act)

53.       Saba repeats and realleges each of the allegations contained in paragraphs 1 through 52 above as if set forth in full herein.

54.       The 40 Act provides a private right of action for a party to a contract that violates the 40 Act to seek rescission of that violative contract. Oxford Univ. Bank v. Lansuppe Feeder, LLC, 933 F.3d 99, 109 (2d Cir. 2019) (“ICA § 47(b)(2) [15 U.S.C. § 80a-46(b)(1)] creates an implied private right of action for a party to a contract that violates the ICA to seek rescission of that violative contract.”).

55.       The Funds’ adoption of binding resolutions opting in to the MCSAA, as reflected in, but not limited to, their Amended and Restated Bylaws and Declarations of Trust constitute binding contracts between the Funds and Saba.

56.       The Control Share Provisions are unlawful under the 40 Act, rendering so much of the Amended and Restated Bylaws, Declarations of Trust, or other binding resolutions of the Funds as include the Control Share Provisions illegal under the 40 Act. For example, under the 40 Act, all common shares “shall be a voting stock and have equal voting rights with every other outstanding voting stock.” 15 U.S.C. § 80a-18(i). Absent relief from the Court, Saba will be irreparably harmed in its ability to beneficially own, hold, and/or acquire shares having the equal voting rights required by the 40 Act and in its ability to exercise its right to vote shares in the Funds.

57.       Saba has no adequate remedy at law.

SECOND CLAIM FOR RELIEF

(Declaratory Judgment)

58.       Saba repeats and realleges each of the allegations contained in paragraphs 1 through 57 above as if set forth in full herein.

59.       The Control Share Provisions prevent funds managed by Saba Capital, including Saba Master Fund, from acquiring voting stock in the Funds with the “equal voting rights” to which such shares are entitled under 15 U.S.C. § 80a-18(i).

60.       By adopting bylaws, declaring a trust, and/or otherwise adopting binding resolutions stripping such shares of their voting rights, the Funds have created a substantial and immediate controversy between the parties, of sufficient immediacy and reality to warrant declaratory relief, as to whether doing so violates § 80a-18(i).

61.       Accordingly, Saba seeks a declaratory judgment under 28 U.S.C. § 2201 et seq. to determine its rights and obligations, including whether the Control Share Provisions are illegal under 15 U.S.C. § 80a-18(i), and void pursuant to 15 U.S.C. § 80a-46.

PRAYER FOR RELIEF

WHEREFORE, Plaintiff prays for judgment as follows:

a.	Declaring that the Control Share Provisions violate the 40 Act, 15 U.S.C. § 80a-18(i);
b.	Rescinding the Control Share Provisions, pursuant to 15 U.S.C. § 80a-46;
c.	Declaring the Control Share Provisions void, pursuant to 15 U.S.C. § 80a-46;
d.	Permanently enjoining Defendants, their agents and representatives, and all other persons acting in concert with them, from applying the Control Share Provisions;
e.	Awarding Saba costs and disbursements, including a reasonable allowance for Saba's attorneys' fees and experts’ fees and pre- and post-judgment interest; and
f.	Such other and further relief as the Court may deem necessary and proper.

DEMAND FOR JURY TRIAL

Pursuant to Rule 38 of the Federal Rules of Civil Procedure, Plaintiff hereby demands a trial by jury as to all issues so triable.

Dated: June 29, 2023

/s/ Mark Musico
Jacob W. Buchdahl
Mark P. Musico
Brandon H. Thomas*
SUSMAN GODFREY LLP
1301 Avenue of the Americas, 32nd Floor
New York, NY 10019
Tel: 212-336-8330

jbuchdahl@susmangodfrey.com
mmusico@susmangodfrey.com
bthomas@susmangodfrey.com

* Motion to appear pro hac vice pending.

Attorneys for Plaintiff

UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK

SABA CAPITAL MASTER FUND, LTD., and SABA CAPITAL MANAGEMENT, L.P.,

Plaintiffs,

v.

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC., CLEARBRIDGE MLP AND MIDSTREAM TOTAL RETURN FUND INC., CLEARBRIDGE MLP AND MIDSTREAM FUND INC., WESTERN ASSET INTERMEDIATE MUNI FUND INC., TORTOISE MIDSTREAM ENERGY FUND, INC., TORTOISE ENERGY INDEPENDENCE FUND INC., TORTOISE PIPELINE & ENERGY FUND INC., TORTOISE ENERGY INFRASTRUCTURE CORP., ADAMS DIVERSIFIED EQUITY FUND, INC., ADAMS NATURAL RESOURCES FUND, MUNICIPAL INCOME FUND, INC, FS CREDIT OPPORTUNITIES CORP., ECOFIN SUSTAINABLE AND SOCIAL IMPACT TERM FUND, BLACKROCK ESG CAPITAL ALLOCATION TRUST, BLACKROCK INNOVATION AND GROWTH TERM TRUST, ROYCE GLOBAL VALUE TRUST, INC.; R. GLENN HUBBARD, W. CARL KESTER, CYNTHIA L. EGAN, FRANK J. FABOZZI, LORENZO A. FLORES, STAYCE D. HARRIS, J. PHILLIP HOLLOMAN, CATHERINE A. LYNCH, ROBERT FAIRBAIRN, and JOHN M. PERLOWSKI, in their capacity as Trustees of the BlackRock ESG Capital Allocation Trust and BlackRock Innovation and Growth Term Trust; and P. BRADLEY ADAMS, in his capacity as Trustee of the Ecofin Sustainable and Social Impact Term Fund,

Defendants.

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Civil Action No. 23 Civ. 5568

MEMORANDUM OF LAW IN SUPPORT OF

SABA’S MOTION FOR SUMMARY JUDGMENT

TABLE OF CONTENTS

Page
STATEMENT OF FACTS	3
I. Saba’s Investments in the Funds	3
II. The Funds Adopt Control Share Provisions	4
III. This Action	6
LEGAL STANDARD	8
ARGUMENT	9
I. Judgment Should Enter In Saba’s Favor that the Control Share Provisions Violate Section 18(i) of the Investment Company Act and Should Be Rescinded	9
A. The Control Share Provisions Violate the ICA’s Plain-Text Requirement That All of the Funds’ Common Shares be “Voting Stock” with “Equal Voting Rights.”	10
B. The Only Case Law On Point, and the Structure and Purpose of the ICA, Support Entry of Judgment In Saba’s Favor.	11
II. The ICA Requires This Court to Grant Rescission Because the Control Share Provisions Are Inconsistent with its Purposes.	15
III. Saba Has Article III Standing	18
A. Saba Suffered Actual Injury	18
B. Saba Suffered Imminent Injury	20
C. Saba’s Injury Is Concrete	22
CONCLUSION	25

Table of Authorities

Cases	Page(s)
Aetna Cas. & Surety Co. v. Aniero Concrete Co., 404 F.3d 566 (2d Cir. 2005)	8
Alvarez v. Garland, 33 F.4th 626 (2d Cir. 2022)	13
Am. Fed’n of Teachers v. Lubman, 435 A.2d 801 (Md. Ct. App. 1981)	7
Brigade Leveraged Capital Structures Fund Ltd. v. PIMCO Income Strategy Fund, 466 Mass. 368 (2013)	23
California Pac. Bank v. Small Bus. Admin., 557 F.2d 218 (9th Cir. 1977)	23
Chamber of Com. of U.S. v. SEC, 412 F.3d 133 (D.C. Cir. 2005)	20
Chevy Chase Sav. & Loan, Inc. v. State, 509 A.2d 670 (Md. Ct. App. 1986)	7
Daly v. Neworld Bank for Sav., No. 87 Civ. 8095 (JJM), 1990 WL 8095 (D. Mass. Jan 25, 1990)	23
Dubuisson v. Stonebridge Life Ins. Co., 887 F.3d 567 (2d Cir. 2018)	22
Eaton Vance Senior Income Trust v. Saba Capital Master Fund, Ltd., No. 2084CV01533, 2021 WL 2785120 (Mass. Super. Ct. Mar. 31, 2021)	2, 11, 14, 20
Eaton Vance Senior Income Trust v. Saba Capital Master Fund, Ltd., No. 2084CV01533, 2023 WL 1872102 (Mass. Super. Ct. Jan. 21, 2023)	passim
ER Holdings, Inc. v. Norton Co., 735 F. Supp. 1094 (D. Mass. 1990)	22
Fox v. Riverview Realty Partners, No. 12 Civ. 9350 (MFK), 2013 WL 1966382 (N.D. Ill. May 10, 2013)	22
Gamble v. Tyson, No. 17 Civ. 6635 (LAK) (SN), 2019 WL 5722129 (S.D.N.Y. Jan. 4, 2019)	8
Guenther v. Dewien, 11 Iowa 133 (1860)	24

Herpich v. Wallace, 430 F.2d 792 (5th Cir. 1970)	16
Hess v. Cohen & Slamowitz LLP, 637 F.3d 117 (2d Cir. 2011)	9, 10
Hillman v. Maretta, 569 U.S. 483 (2013)	13
Jones v. Harris Assocs. L.P., 559 U.S. 335 (2010)	19
Knife Rts., Inc. v. Vance, 802 F.3d 377 (2d Cir. 2015)	15, 21
Mann v. Brady, 196 P. 346 (Okla. 1921)	24
Mathers Fund, Inc. v. Colwell Co., 564 F.2d 780 (2d Cir. 1977)	16
MCC Non Ferrous Trading Inc. v. AGCS Marine Ins. Co., No. 14 Civ. 8302 (JCF), 2015 WL 3651537 (S.D.N.Y. June 8, 2015)	8
MedImmune, Inc. v. Genentech, Inc., 549 U.S. 118 (2007)	21
Mudge v. Zugalla, 939 F.3d 72 (2d Cir. 2019)	8
Omega Overseas Partners, Ltd. v. Griffith, No. 13 Civ. 4202 (RJS), 2014 WL 3907082 (S.D.N.Y. Aug. 7, 2014)	24
Option Advisory Serv., Inc. v. SEC, 668 F.2d 120 (2d Cir. 1981)	16
Orangeburg, South Carolina v. Fed. Energy Reg. Comm’n, 862 F.3d 1071 (D.C. Cir. 2017)	20
Oxford University Bank v. Lansuppe Feeder, LLC, 933 F.3d 99 (2d Cir. 2019)	9, 16
Reeves v. Continental Equities Corp., 912 F.2d 37 (2d Cir. 1990)	16
Saba Cap. CEF Opportunities 1, Ltd. v. Nuveen Floating Rate Income Fund, No. 21 Civ. 327 (JPO), 2022 WL 493554 (S.D.N.Y. Feb. 17, 2022)	passim

Saba Capital CEF Opportunities 1 Ltd. v. Voya Prime Rate Trust et al., No. CV 2020-005293, 2020 WL 5087054 (Ariz. Super. Ct. June 24, 2020)	21
Shenker v. Laureate Educ., Inc., 983 A.2d 408 (Md. 2009)	23
SM Kids, LLC v. Google LLC, 963 F.3d 206 (2d Cir. 2020)	22
Spokeo, Inc v. Robins, 578 U.S. 330 (2016)	24, 25
Starr Int’l Co., Inc. v. United States, 856 F.3d 953 (Fed. Cir. 2017)	23
Susan B. Anthony List v. Driehaus, 573 U.S. 149 (2014)	21
TransUnion LLC v. Ramirez, 141 S. Ct. 2190 (2021)	22, 23, 24, 25
Trist v. Child, 88 U.S. 441 (1874)	23
United States v. Aiyer, 33 F.4th 97 (2d Cir. 2022)	18
Statutes
15 U.S.C. § 80a-1(b)(3)	2, 16
15 U.S.C. § 80a-2(a)(36)	2, 10
15 U.S.C. § 80a-2(a)(42)	2, 10, 14
15 U.S.C. § 80a-18	9
15 U.S.C. § 80a-18(i)	passim
15 U.S.C. § 80a-46(a)	9
15 U.S.C. § 80a-46(b)	9
15 U.S.C. § 80b-15(b)	24
28 U.S.C. § 2201	9
ICA Section 12(d)	12

ICA Section 18	9
ICA Section 18(i)	passim
ICA Section 47(a)	9
ICA Section 47(b)	9, 15
Md. Code Ann., Corps. & Ass’ns § 3-701	1
Md. Code Ann., Corps. & Ass’ns §§ 3-701(d)	1, 5, 6
Md. Code Ann., Corps. & Ass’ns §§ 3-701(e)(1)	6, 15
Md. Code Ann., Corps. & Ass’ns § 3-702(a)(1)	6, 11, 15
Md. Code Ann., Corps. & Ass’ns § 3-702(c)(3)	5, 6
Rules
Fed. R. Civ. P. 56	8
Fed. R. Civ. P. 56(a)	8
Fed. R. Civ. P. 56(b)	8
Other Authorities
Alon Brav, Wei Jiang, and Rongchen Li, Governance by Persuasion: Hedge Fund Activism and the Market for Corporate Influence, Finance Working Paper No. 797/2021	19
Boulder Total Return Fund, Inc., 2010 WL 4630835 (S.E.C. No - Action Letter Nov. 15, 2010)	11, 12, 14, 15
European Corporate Governance Institute, https://papers.ssrn.com/sol3/papers.cfm?abstract_id=3955116	19
Hearings on S. 3580 Before a Subcomm. Of the Senate Comm. On Banking and Currency, 76th Cong., 3d Sess. 1034 (1940)	17, 25
Indep. Inv. Protective League, 495 F.2d	25
Matthew E. Souther, The Effects of Takeover Defenses: Evidence from Closed-End Funds,119 Journal of Financial Economics (2016)	19

Plaintiffs Saba Capital Master Fund, Ltd. and Saba Capital Management, L.P. (collectively, “Saba”) seek rescission of illegal Control Share Provisions that have been adopted by the defendant closed-end Funds in which Saba beneficially owns shares (“Funds”).

Each of the Funds is a closed-end fund regulated by the Investment Company Act of 1940 (“ICA”). Section 18(i) of the ICA requires that every share of common stock issued by a regulated fund must be (a) “voting stock” and (b) “have equal voting rights” with all other shares:

Except as provided in subsection (a) of this section, or as otherwise required by law, every share of stock hereafter issued by a registered management company (except a common-law trust of the character described in section 80a-16(c) of this title) shall be a voting stock and have equal voting rights with every other outstanding voting stock . . . .

15 U.S.C. § 80a-18(i) (emphases added).

Nevertheless, in violation of Section 18(i), the Funds adopted Control Share Provisions that impermissibly strip voting rights from certain common stock, by purporting to “opt-in” to the Maryland Control Share Acquisition Act (“MCSAA”), Md. Code Ann., Corps. & Ass’ns § 3-701 et seq. The Control Share Provisions strip voting rights from shares acquired in a “Control Share Acquisition,” which is defined to include the acquisition of shares constituting as little as 10% of the voting power of the company. See Md. Code Ann., Corps. & Ass’ns §§ 3-701(d), 3-709.

This Court—in a concise and thorough opinion by Judge Oetken—correctly concluded that such Control Share Provisions create non-voting stock without equal voting rights as other common stock, in violation of Section 18(i). Saba Cap. CEF Opportunities 1, Ltd. v. Nuveen Floating Rate Income Fund, No. 21 Civ. 327 (JPO), 2022 WL 493554 (S.D.N.Y. Feb. 17, 2022).1 The Court decided the issue as a matter of law, without need for discovery. See id. at *6 (whether control share provisions should be invalidated under Section 18(i) raises a “purely legal question”). The only other Court to have addressed the issue agreed. See Eaton Vance Senior Income Trust v. Saba Capital Master Fund, Ltd., No. 2084CV01533, 2023 WL 1872102 (Mass. Super. Ct. Jan. 21, 2023); Eaton Vance Senior Income Trust v. Saba Capital Master Fund, Ltd., No. 2084CV01533, 2021 WL 2785120 (Mass. Super. Ct. Mar. 31, 2021) (Bus. Litig. Sess.).

The Nuveen and Eaton Vance Courts rightly rejected the most common argument ICA-regulated funds have made in an attempt to justify their use of Control Share Provisions—i.e., that Control Share Provisions do not affect the voting rights of shares, but instead only affect the voting rights of shareholders. Nuveen, 2022 WL 493554, at *4 (calling the distinction “meaningless”); accord Eaton Vance, 2023 WL 1872102, at *7 (likewise calling the distinction “meaningless”). “Voting stock” is expressly defined in the ICA by reference to the shareholder’s ability to vote the stock. 15 U.S.C. § 80a-2(a)(42) (“security” is “voting” only if it is “presently entitling the owner or holder thereof to vote for the election of directors…” (emphases added)); id. § 80a-2(a)(36) (“security” includes “stock”). The ICA’s statutory definitions put to rest any doubt that the Control Share Provisions violate Section 18(i).

Invalidating the Control Share Provisions, and rejecting the share-shareholder distinction, also furthers the ICA’s statutory purposes of protecting against investment companies’ issuing “securities containing inequitable or discriminatory provisions” and failing to protect the rights of “the holders” of those securities, 15 U.S.C. § 80a-1(b)(3) (emphasis added), and preventing investment companies from being run “in the interest of” entrenched fund management and “affiliated persons thereof,” rather than “all classes” of “security holders,” id. § 80a-1(b)(2) (emphasis added).

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1 The defendant in Nuveen appealed from the district court’s order. See No. 22-407 (2d Cir. 2022). The Second Circuit heard oral argument on the matter on May 24, 2023. Its disposition remains pending.

Saba respectfully requests that this Court enforce against the defendant Funds the ICA’s plain requirement that “every share of stock” must “be a voting stock and have equal voting rights with every other outstanding voting stock.” Applying this foundational “one-share, one-vote” principle to invalidate the Control Share Provisions serves Congress’s purpose in enacting the ICA: protecting shareholders from disenfranchisement and manipulation by the powerful insiders who have entrenched themselves as managers of the defendant Funds.

STATEMENT OF FACTS

I.	Saba’s Investments in the Funds

Plaintiff Saba Capital Management is a New York-based investment manager for certain investment funds, including Plaintiff Saba Capital Master Fund, Ltd. Complaint (“Compl.”) ¶ 5; Plaintiffs’ Rule 56.1 Statement of Undisputed Material Facts (“R56.1”) ¶ 1. Those funds hold shares in investment funds managed by BlackRock, Inc., Franklin Resources, Inc., Tortoise Capital Advisors, L.L.C., Adams Funds, and FS Investments.2 R56.1 ¶¶ 2–19. Each of the Funds is a“closed-end fund” that issues a fixed number of shares to investors, as opposed to the more common “open-end” mutual fund that continues to issue additional shares directly to investors on an ongoing basis. R56.1 ¶ 19. Each of the Trusts is organized as a Maryland statutory trust; and each of the Funds (which include the Trusts) is traded on the New York Stock Exchange and regulated by the Investment Company Act of 1940. R56.1 ¶ 19; Exs. 1–16.3

The boards and Trustees of the Funds have done little, if anything, to address the Funds’ historic poor performance. The Funds admit in their annual reports that shares of EMO, CTR, CEM, SBI, NTG, NDP, TTP, ADX, TYG, PEO, MUI, FSCO, TEAF, RGT, BIGZ, and ECAT trade at a substantial discount to their NAV (in other words, the market value of the fund is less than the combined value of the assets held by the fund).4

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2 The specific funds named in this lawsuit are ClearBridge Energy Midstream Opportunity Fund Inc. (“EMO”), ClearBridge MLP and Midstream Total Return Fund Inc. (“CTR”), ClearBridge MLP and Midstream Fund Inc. (“CEM”), Western Asset Intermediate Muni Fund Inc. (“SBI”), Tortoise Midstream Energy Fund, Inc. (“NTG”), Tortoise Energy Independence Fund, Inc. (“NDP”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Infrastructure Corp. (“TYG”), Adams Diversified Equity Fund, Inc. (“ADX”), Adams Natural Resources Fund (“PEO”), Municipal Income Fund, Inc. (“MUI”), FS Credit Opportunities Corp. (“FSCO”), Royce Global Value Trust, Inc. (“RGT”), Ecofin Sustainable and Social Impact Term Fund (“TEAF,” or the “Ecofin Trust”), BlackRock ESG Capital Allocation Trust (“ECAT,” or the “Blackrock ECAT Trust”), BlackRock Innovation and Growth Term Trust (“BIGZ,” or the “BlackRock BIGZ Trust,” and collectively with the BlackRock ECAT Trust, the “BlackRock Trusts,” and, together with the Ecofin Trust, the “Trusts”), and are referred to herein as the “Funds.” Compl. ¶¶ 7–22. The Ecofin Trust’s trustee, P. Bradley Adams, and the BlackRock Trust’s trustees, R. Glenn Hubbard, W. Carl Kester, Cynthia L. Egan, Frank J. Fabozzi, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, Catherine A. Lynch, Robert Fairbairn, and John M. Perlowski, who were responsible for enacting and maintaining in force the bylaws at issue with respect to their Trusts, are referred to herein as the “Trustees.” Compl. ¶¶ 23–33; R56.1 ¶¶ 20–23. Collectively, the Funds and the Trustees are referred to herein as “Defendants.”

3 Citations to exhibits herein refer to exhibits attached to the Declaration of Brandon H. Thomas.

4 For example, as reported in 2022 annual reports, EMO traded at -15.40% (Ex. 1, EMO 2022 Annual Report, at 3); CTR traded at -18.17% (Ex. 2, CTR 2022 Annual Report, at 3); CEM traded at -15.77% (Ex. 3, CEM 2022 Annual Report, at 3); SBI traded at -13.25% (Ex. 4, SBI 2022 Annual Report, at 2); NTG traded at -14.74% (Ex. 5, Tortoise TYG & NTG 2022 Annual Report, or “TYG/NTG Annual Report,” at 20); NDP traded at -15.25% (Ex. 6, Tortoise NDP, TTP, & TEAF 2022 Annual Report, or “Tortoise 2022 Annual Report,” at 11); TTP traded at -17.71% (Ex. 6, Tortoise 2022 Annual Report, at 8); TEAF traded at -15.45% (Tortoise 2022 Annual Report, at 20); ADX traded at -16.34% (Ex. 7, Adams 2022 Annual Report, at 16); TYG traded at -14.89% (TYG/NTG Annual Report at 7); PEO traded at -15.67% (Ex. 8, PEO Annual Report, at 15); MUI traded at -8.80% (Ex. 9, MUI Annual Report, at 12); FSCO traded at -25.59% (Ex. 10, FSCO Annual Report, at 19); RGT traded at -15.61% (Ex. 11, RGT 2022 Annual Report, at 16); ECAT traded at -19.19% (Ex. 12, ECAT 2022 Annual Report, at 10); and BIGZ traded at -22.79% (Ex. 13, BIGZ Annual Report, at 28).

II.	The Funds Adopt Control Share Provisions

Each of the Funds has adopted binding resolutions purporting to opt-in to the Maryland Control Share Acquisition Act. See R56.1 ¶¶ 24–40; Exs. 14–29.5 The MCSAA, which applies “only” to “Maryland corporation[s],” strips voting rights from shares acquired in a “Control Share Acquisition,” which is defined to include the acquisition of shares constituting as little as 10% of the voting power of the company. Md. Code Ann., Corps. & Ass’ns §§ 3-701(d), 3-709. As many of the Funds characterized in the press releases accompanying the Funds’ adoptions of the Control Share Provisions, the objective was to “limit[] the voting power of a large investor or ground acting in concert on newly acquired shares,” Ex. 30 (Adams Announcement) at 1, or “limit the ability of an acquiring person to achieve a short-term gain,” Ex. 31 (Tortoise Announcement) at 1, by ensuring that “any holder of ‘control shares’ acquired in a ‘control share acquisition’ will not be entitled to vote its shares unless the other stockholders of the corporation reinstate those voting rights,” Ex. 32 (Franklin Templeton Announcement) at 1; see also Ex. 33 (Royce Announcement) at 1.

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5 The Funds’ adoption of binding resolutions purporting to opt in to the MCSAA are reflected in their various bylaws and declarations of trust. For ease of readability, Saba refers generally to the Funds’ “bylaws.”

The Control Share Provisions operate as follows:

Closed-end funds registered under the ICA are exempt from the requirements of the MCSAA, unless they voluntarily choose to “opt-in” to the statutory scheme. Md. Code Ann., Corps. & Ass’ns § 3-702(c)(3) (this “subtitle does not apply to . . . [a] corporation registered under the Investment Company Act of 1940 as a closed end investment company unless its board of directors adopts a resolution to be subject to this subtitle”). Each of the defendant Funds has purported to “opt-in” to the MCSAA. The defendant Maryland corporations (namely, EMO, CTR, CEM, SBI, NTG, NDP, TTP, ADX, TYG, PEO, MUI, FSCO, and RGT), have opted-in to the MCSAA pursuant to Section 3-702(c)(3). The defendant Maryland trusts (namely, TEAF, BIGZ, and ECAT) have likewise purported to opt-in to the MCSAA, even though they are not eligible corporations. In any event, all the defendant Funds have adopted Control Share Provisions in their governing documents that effectively incorporate the MCSAA’s vote-stripping provisions.

The MCSAA denies “voting rights with respect to the control shares” acquired “in a Control Share Acquisition,” which is defined to include the acquisition of shares constituting as little as 10% of the voting power of the company. See id. §§ 3-701(d), 3-701(e)(1), 3-702(a)(1), 3-709. Should a beneficial owner wish to attempt to restore the voting rights of shares acquired above the 9.99% threshold, the beneficial owner must deliver an “acquiring person statement” to the corporation. Id. § 3-704(a). The beneficial owner must simultaneously request a special shareholder meeting for “the purpose of considering the voting rights to be accorded the shares acquired or to be acquired in the control share acquisition.” Id. The beneficial owner’s request for such a meeting is not effective unless accompanied by the acquiring person statement, as well as a “written undertaking to pay the corporation’s expenses of a special meeting.” Id.

At the special shareholder meeting, restoration of voting rights requires “the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares.” Id. § 3-702(a)(1).6 In the course of the vote-restoration meeting, all shares held by the shareholder who called the shareholder meeting—even the shares below the 10% threshold—are prohibited from voting. See id. § 3-701(g).

III.	This Action

Saba has substantial holdings in each of the Funds, many of which are at or above the threshold for triggering the Control Share Provisions.7 But for the adoption of the Control Share Provisions, Saba would have acquired additional shares of the Trusts. See Kazarian Decl., ¶¶ 22, 27. However, because of the Control Share Provisions, Saba has not done so.

The Control Share Provisions therefore interfere with one of Saba’s business practices—to build investment stakes in the defendant Funds and exercise the voting rights associated with Saba’s economic stake, including to make its voice heard in matters pertaining the management of shareholder capital by the defendant Funds, and signal to the Funds’ directors that shareholders have a means of holding them accountable in votes for the election of directors, approval of advisory agreements, and other governance matters. See id. ¶ 20.

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7 Notably, this threshold is significantly higher than the threshold that is required for ordinary shareholder proposals, in which the vote of a simple majority of the shareholders present at the meeting suffices for the proposal to pass.

8 Saba presently holds at least the following outstanding shares of the Funds: EMO (17.7%); CTR (12.9%); CEM (10.6%); SBI (6.25%); NTG (9.1%); NDP (9.1%); TTP (7.9%); ADX (3.7%); TEAF (6.6%); ECAT (12.8%); TYG (3.5%); PEO (2.7%); MUI (2.7%); FSCO (3.2%); RGT (2.0%); and BIGZ (7.7%). See Declaration of Paul Kazarian (“Kazarian Decl.”) ¶¶ 4–19.

The Control Share Provisions prevent Saba from trading in the Funds’ shares with knowledge that it will be able to acquire sufficient shares to accomplish those goals. The Control Share Provisions are thus harmful to Saba’s trading activity and business practices well before Saba even approaches accumulating a 10% stake in any given fund. See id. ¶¶ 21–23.

As a result of the operation of the Control Share Provisions, Saba has been made party to illegal contracts with the Funds,9 and is precluded from continuing to invest in the Funds while knowing that Saba’s shares will have equal voting rights that are guaranteed by Section 18(i) of the ICA, which requires that every common share of stock must be a “voting stock and have equal voting rights with every other outstanding voting stock.” 15 U.S.C. § 80a-18(i).

Accordingly, Saba filed this action to obtain rescission of the Control Share Provisions, and a declaration regarding their unlawfulness.

LEGAL STANDARD

Summary judgment must be granted if the parties’ submissions show that “there is no genuine dispute as to any material fact and the movant is entitled to judgment as a matter of law.” Fed. R. Civ. P. 56(a). In so doing, the Court must “resolv[e] all ambiguities and draw[] all factual inferences” in favor of the “non-moving party.” Mudge v. Zugalla, 939 F.3d 72, 79 (2d Cir. 2019).

A party may file a motion for summary judgment “at any time until 30 days after the close of all discovery.” Fed. R. Civ. P. 56(b). Specifically, Federal Rule of Civil Procedure 56 authorizes a party to move for summary judgment “at any time after a pleading is served.” Aetna Cas. & Surety Co. v. Aniero Concrete Co., 404 F.3d 566, 573 (2d Cir. 2005). A defendant is not required to answer the Complaint before a party moves for summary judgment. See Gamble v. Tyson, No. 17 Civ. 6635 (LAK) (SN), 2019 WL 5722129, at *6 (S.D.N.Y. Jan. 4, 2019) (citing Wright & Miller, Federal Practice and Procedure, § 2718 (3d ed.)). Particularly “when the issue to be decided is limited to a pure question of law, such as the interpretation of unambiguous contract language, summary judgment may be appropriate even before the commencement of discovery.” MCC Non Ferrous Trading Inc. v. AGCS Marine Ins. Co., No. 14 Civ. 8302 (JCF), 2015 WL 3651537, at *3 (S.D.N.Y. June 8, 2015); see also id. (“[W]here it is clear that the nonmoving party cannot defeat the motion by showing facts sufficient to require a trial for resolution, summary judgment may be granted notwithstanding the absence of discovery.”).

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9 See generally 8 Fletcher Cyc. Corp. § 4198 (“It is a general rule that bylaws in existence at the inception of the relation between the corporation and its shareholders enter into the contract between them[.]”); Chevy Chase Sav. & Loan, Inc. v. State, 509 A.2d 670, 678 (Md. Ct. App. 1986) (“Corporate bylaws[] . . . form part of the contract between the corporation and its policyholders or members.”); accord Am. Fed’n of Teachers v. Lubman, 435 A.2d 801, 804 (Md. Ct. App. 1981) (“By-laws are construed under principles governing the construction of . . . contracts, primarily to effectuate the parties’ intent.” (quotation omitted)).

ARGUMENT

I.	Judgment Should Enter In Saba’s Favor that the Control Share Provisions Violate Section 18(i) of the Investment Company Act and Should Be Rescinded.

Saba seeks rescission of the Funds’ Control Share Provisions, pursuant to Section 47(b) of the ICA, 15 U.S.C. § 80a-46(b), because the Control Share Provisions plainly violate Section 18(i) of the ICA, id. § 80-18(i). See Oxford University Bank v. Lansuppe Feeder, LLC, 933 F.3d 99, 106 (2d Cir. 2019). Saba also seeks a declaratory judgment, pursuant to 28 U.S.C. § 2201, that the Control Share Provisions violate Section 18(i), and a declaration that the Control Share Provisions are void, pursuant to Section 47(a) of the ICA, 15 U.S.C. § 80a-46(a). Saba’s claims present a pure question of law and implicate no genuine disputes of material fact. Given that the terms of the Funds’ Control Share Provisions are, on their face, inconsistent with the requirements of the ICA, judgment should enter in Saba’s favor.

 Each of the Funds is a closed-end fund that is regulated by the ICA. R56.1 ¶ 19. Section 18 of the Investment Company Act, titled “Capital structure of investment companies,” 15 U.S.C. § 80a-18, includes a specific requirement that every share of common stock issued by an ICA-regulated fund must be (a) a voting stock and (b) have equal voting rights to all other shares:

Except as provided in subsection (a) of this section, or as otherwise required by law, every share of stock hereafter issued by a registered management company (except a common-law trust of the character described in section 80a-16(c) of this title) shall be a voting stock and have equal voting rights with every other outstanding voting stock . . .

15 U.S.C. § 80a-18(i) (emphasis added).

Where “called upon to interpret the meaning of a federal statute, [the Court] look[s] first to the language of the statute itself,” and “[w]hen the language of [the] statute is unambiguous, ‘judicial inquiry is complete.’” Hess v. Cohen & Slamowitz LLP, 637 F.3d 117, 120 (2d Cir. 2011) (quoting Conn. Nat’l Bank v. Germain, 503 U.S. 249, 254 (1992)). “In conducting this inquiry,” the court “‘review[s] the statutory text, considering the ordinary or natural meaning of the words chosen by Congress, as well as the placement and purpose of those words in the statutory scheme.’” Id. (quoting Dobrova v. Holder, 607 F.3d 297, 301 (2d Cir. 2010)). Saba takes these in turn.

A.	The Control Share Provisions Violate the ICA’s Plain-Text Requirement That All of the Funds’ Common Shares be “Voting Stock” with “Equal Voting Rights.”

Section 18(i) is not complicated, and it is unambiguous. All common stock of a federally registered investment company “shall be a voting stock” and have “equal voting rights with every other outstanding voting stock.” 15 U.S.C. § 80a-18(i). There is no exception for shares held by certain shareholders. There is no language suggesting it is permissible for an investment company to take voting rights away from stock, or vary the circumstances in which stock may be voted, or impose additional procedures or other prerequisites to voting stock, depending on who owns it.

“Voting stock” is expressly defined by reference to the shareholder’s ability to vote the stock. The ICA defines a “security” as a “voting security” only if it is “presently entitling the owner or holder thereof to vote for the election of directors.” Id. § 80a-2(a)(42) (emphasis added); id. § 80a-2(a)(36) (“security” includes “stock”). The stock, moreover, must presently entitle the shareholder to vote, making clear that the statute is not satisfied by a potential future ability to vote the stock—for example, following the Control Share Provisions’ tortuous vote-restoration procedures. The Nuveen court appropriately concluded that “[d]epriving a shareholder of her ability to vote her stock, even temporarily, necessarily means that her stock cannot be considered a ‘voting security’ as the ICA defines the term.” Nuveen, 2022 WL 493554, at *4.

The Funds’ Control Share Provisions violate this plain language. By operation of the Control Share Provisions, and their effective incorporation of the provisions of the MCSAA, the beneficial owner of 10% or more of the shares in one of the defendant Funds lacks equal voting rights, and, for additionally acquired shares, the owner has “no voting rights with respect to the control shares except to the extent approved by the stockholders.” Md. Code Ann., Corps. & Ass’ns § 3-702(a)(1) (emphasis added); see R56.1 ¶¶ 24–40. The Court’s analysis could begin and end here. The Investment Company Act requires that all shares have voting rights; and that their voting rights must be equal. See 15 U.S.C. § 80a-18(i). The Funds’ Control Share Provisions declare that they are not. As a result, the Control Share Provisions violate Section 18(i) of the ICA.

B.	The Only Case Law On Point, and the Structure and Purpose of the ICA, Support Entry of Judgment In Saba’s Favor.

The only decisions to address whether provisions like the Funds’ Control Share Provisions are consistent with the ICA have endorsed Saba’s plain-text reading of the statute and, as a matter of law without reliance on any discovery, invalidated the control share provisions at issue. See Nuveen, 2022 WL 493554 (S.D.N.Y. Feb. 17, 2022); Eaton Vance, 2023 WL 1872102 (Mass. Super. Ct. Jan. 21, 2023); Eaton Vance, 2021 WL 2785120 (Mass. Super. Ct. Mar. 31, 2021) (Bus. Litig. Sess.); see also Boulder Total Return Fund, Inc., 2010 WL 4630835, at *1 (S.E.C. No - Action Letter Nov. 15, 2010) (the “Boulder Letter”).

In Nuveen, Saba brought suit against a collection of closed-end Massachusetts business trusts and their trustees (collectively, “Nuveen”) for adopting a control share provision substantially similar to the Funds’ Control Share Provisions. Saba argued that Nuveen’s control share provision violated the ICA. Nuveen moved to dismiss the claim, and Saba separately moved for summary judgment. The Court denied Nuveen’s motion and granted Saba’s motion. For the reasons stated in the Nuveen court’s succinct, thorough, and well-reasoned opinion, this Court should invalidate the Funds’ Control Share Provisions as a matter of law.

The Nuveen court held that the “control share amendment . . . violates Section 18(i)’s requirement that every stock issued be voting stock.” 2022 WL 493554, at *2. That is because, under the control share amendment:

When a shareholder acquires new stock in one of the Trusts, and the total amount of her stock in that trust constitutes a control share, her newly acquired stock does not presently entitle her to vote. Instead, whether a control shareholder’s newly acquired stock entitles her to vote is contingent on an uncertain future event—whether the holders of the majority of stock, excluding stock owned by control shareholders, authorize it. . . . . The plain language of the ICA makes this contingency impermissible.

Id. In reaching this holding, the Nuveen court rejected five different arguments that the defendant Nuveen advanced for the purported legality of the control share provision—many if not all of which Saba expects the Funds to advance here.

The Nuveen court rejected the argument that the ICA’s definition of “voting security” should not apply in the context of Section 18(i) because Section 18(i) uses the term “voting stock.” The court observed that this argument “is contradicted by the ICA itself, which defines ‘security’ to encompass ‘stock.’” Id. at *3 (citing 15 U.S.C. § 80a-2(a)(36)); see also id. (rejecting, on three grounds, the argument that interpreting “voting stock” as synonymous with “voting security” in Section 18(i) would create a conflict between Section 18(i) and Section 12(d) of the ICA).

Further, the court found unpersuasive any effort to rely on a 2020 SEC Staff Statement, which withdrew the SEC Staff’s 2010 Boulder Letter that “had opined that opting into control share statutes by closed-end funds was inconsistent with Section 18(i).” Id. The Nuveen court held that the 2020 Staff Statement fails to provide any persuasive authority for the issue at hand because the Statement, “by its own terms, has ‘no legal force or effect,’” and contained no legal analysis of Section 18(i), in stark contrast with the Boulder Letter, which examined the ICA in detail. Id.

The court was also “unconvinced” by the argument that the control share amendment strips voting rights from shareholders, not shares. Observing that the shareholder-share distinction is a “meaningless” one, the court found that “[d]epriving a control shareholder of her ability to vote her stock, even temporarily, necessarily means that her stock cannot be considered a ‘voting security’ as the ICA defines the term.” Nuveen, 2022 WL 493554 at *4. It is “irrelevant,” the court continued, that “a control shareholder can transfer some of her stock to a different holder, who can vote the stock without restriction if his newly acquired stock does not make him a control shareholder.” Id. That is because “[u]nder the ICA, stock must presently entitle its holder—non-control shareholder and control shareholder alike—to vote.” Id. (emphasis in original).

Relatedly, even if other provisions of the ICA recognize a share-shareholder distinction—as Saba expects the Defendants may argue—that would only reinforce Saba’s argument by showing that Congress knew how to make such a distinction, but chose not to do so in Section 18(i). See Alvarez v. Garland, 33 F.4th 626, 641 (2d Cir. 2022) (“plain meaning can best be understood by looking to the statutory scheme as a whole” and where “Congress uses language in one part of a statute that it omits from another—particularly a closely adjacent other—well-established principles of statutory construction instruct courts to assume that the choice was deliberate and indicative of a different intent” (cleaned up)); cf. also Hillman v. Maretta, 569 U.S. 483, 496, (2013) (“where Congress explicitly enumerates certain exceptions to a general prohibition, additional exceptions are not to be implied, in the absence of evidence of a contrary legislative intent” (cleaned up)).10

Most recently, in Eaton Vance Senior Income Trust, a Massachusetts Court “agree[d] with the reasoning” in Nuveen and granted Saba summary judgment on its request for declaratory judgment and recission under the ICA. 2023 WL 1872102, at *6. There, an ICA-regulated closed-end fund associated with Eaton Vance Management (“Eaton Vance”) sued for a declaratory judgment as to the legality of certain Eaton Vance bylaws. Saba counterclaimed, arguing that provisions in Eaton Vance’s bylaws—which use language substantially similar to the Funds’ Control Share Provisions—violated Section 18(i) of the ICA. See Eaton Vance, 2021 WL 2785120, at *1. The court denied Eaton Vance’s motion to dismiss Saba’s claims, rejecting as a matter of law the argument that such “control share” bylaws do not strip voting rights from shares:

In investment funds like the Trusts, “every share of stock . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock.” 15 U.S.C. § 80a-18. The complaint alleges that this amendment strips shares of their voting rights so long as they are owned by someone who controls more than ten percent of a Trust’s voting power. If a share cannot be voted by its present owner, then the voting right attached to that share is no longer equal to that attached to shares owned by investors that control a small share of the Trust’s total beneficial interest.

_______________________

10 For similar reasons, the degree to which other statutes might contemplate a “share-shareholder” only highlights the absence of any such distinction in Section 18(i) and its defined terms.

Id. at *6 (emphasis added). The court later granted Saba summary judgment, holding that the control share amendment at issue violated Section 18(i)’s “unambiguous requirement” by “impos[ing] conditions on voting rights on some shares that do not exist for others,” resulting in “different shares . . . subject to different voting rights, which the statute does not permit.” Eaton Vance, 2023 WL 1872102, at *6. In so holding, the court rejected the same arguments the Nuveen defendants made, and that Saba expects here. See id. at *6–8.

Nuveen and Eaton Vance comport with the SEC’s only reasoned interpretation of Section 18(i), which appropriately concluded that “the use of the MCSAA . . . to restrict the ability of certain shareholders to vote ‘control shares’ . . . would be inconsistent with the fundamental requirements of Section 18(i) of the Investment Company Act that every share of stock issued by the Fund be voting stock and have equal voting rights with every other outstanding voting stock.” Boulder, 2010 WL 4630835, at *2; id. at *7 (“voting stock” may be interpreted with reference to definition of “voting security” in § 80a-2(a)(42)). Based on a detailed analysis of the statutory text, the statute’s stated purposes, and the legislative history, the SEC Staff found that “Section 18(i) addresses [Congress’s] concerns by ensuring that each investment company shareholder has a vote proportionate to his or her stock holdings.” Id. at *6; see also id. (Section 18(i) designed to curb “abuses” such as “the organization, operation and management of investment companies in the interest of insiders,” the “entrenchment” of management, and the “issuance of securities that contain inequitable or discriminatory provisions”). The SEC Staff concluded, moreover, that Section 18(i)’s “‘otherwise required by law’ qualification does not affect [the] analysis,” because no fund is “required” to subject itself to the provisions of the MCSAA. Id. at *4 n.17.

This Court should likewise hold that the Funds’ Control Share Provisions violate the ICA and grant summary judgment for Saba on its rescission and declaratory judgment claims. Indeed, for the purposes of this motion, there are no relevant differences between the Funds’ Control Share Provisions and those at issue in Nuveen and Eaton Vance—and the Funds’ attempts to opt-in to the MCSAA is exactly the course of action that the SEC, in its well-reasoned Boulder Letter, found inconsistent with the ICA. All provide that a “control share acquisition” occurs once a shareholder acquires “one-tenth or more .. . . of all voting power” in the fund; all provide that shares above the ten-percent threshold shall not be entitled to vote; and all provide that voting rights can be returned to shares “only to the extent [approved] by vote of” shareholders at a shareholder meeting—and only if a majority (or super-majority) of all shares entitled to vote generally in the matter, excluding “interested shares,” vote to return voting power to the control shares. Ex. 34 (Eaton Vance Bylaws), Art. XIV, § 4, I(1)(i); Ex. 35 (Nuveen Bylaws), § 9.4(c)(i); Md. Code Ann., Corps. & Ass’ns §§ 3-702(a)(1), 3-701(e)(1). There is no relevant distinction between the Funds’ Control Share Provisions and the provisions at issue in Nuveen, Eaton Vance, and the Boulder Letter.

II.	The ICA Requires This Court to Grant Rescission Because the Control Share Provisions Are Inconsistent with its Purposes.

Saba seeks rescission of the Funds’ governance documents under Section 47(b) of the ICA, to the extent to the Control Share Provisions violate Section 18(i). 15 U.S.C. § 80a-46(b) (“(1) A contract that is made, or whose performance involves, a violation of this subchapter . . . is unenforceable by either party . . . . [and] (2) To the extent that a contract described in paragraph (1) has been performed, a court may not deny rescission at the instance of any party unless such court finds that under the circumstances the denial of rescission would produce a more equitable result than its grant and would not be inconsistent with the purposes of this subchapter.” (emphasis added)); see Oxford University, 933 F.3d at 106. The ICA’s express purposes include protecting against investment companies’ issuing “securities containing inequitable or discriminatory provisions” and failing to protect the rights of “the holders” of those securities, 15 U.S.C. § 80a-1(b)(3) (emphasis added), as well as preventing investment companies from being run “in the interest of” entrenched fund management and “affiliated persons thereof,” rather than “all classes” of “security holders,” id. § 80a-1(b)(2) (emphasis added). Thus, the Control Share Provisions are flatly inconsistent with the ICA’s statutory purposes.

Indeed, courts have long recognized that protection of shareholder voting rights against management overreach is a foundational concern of the ICA. The very “purpose of the Act is to eliminate [such] abuses, [including] through the accomplishment of . . . greater participation in management by holders of investment company securities.” Herpich v. Wallace, 430 F.2d 792, 815–16 (5th Cir. 1970); see also Reeves v. Continental Equities Corp., 912 F.2d 37, 41 (2d Cir. 1990) (“[T]he legislative history and case law indicates that the ICA was enacted for the benefit of investors, and not employees of investment companies.”) (emphasis in original); Option Advisory Serv., Inc. v. SEC, 668 F.2d 120, 121 (2d Cir. 1981) (“The purpose of the Act is to remedy certain abusive practices in the management of investment companies, for protection of persons whose money is invested by such companies.”); Mathers Fund, Inc. v. Colwell Co., 564 F.2d 780, 783 (2d Cir. 1977) (intention was “to protect against self-dealing” by the fund subject to the ICA).

These decisions recognize Congress’s intent to legislate a mandate that every shareholder have a vote proportionate to her holdings in the fund, “like a mutual savings bank – one class of stock, no conflicts, [and] everybody has a pari passu share in the voice of the management,” Investment Trusts and Investment Companies; Hearings on S. 3580 Before a Subcomm. Of the Senate Comm. On Banking and Currency, 76th Cong., 3d Sess. 1034 (1940) (“ICA Hearings”), at 271 (statement of Mr. David Schenker, Chief Counsel of SEC Investment Trust Study) (emphasis added), i.e., in proportion to their shareholdings in the fund. As then-SEC Commissioner Healy testified in connection with the adoption of the ICA, “[u]nder the terms of this bill, all the holders of stock in the future will have voting rights, if the bill is passed.” Id. at 305 (emphasis added). In response to these concerns, Congress adopted Section 18(i) to address the “various devices of control” that investment company insiders used to deny public shareholders “any real participation in the management of their companies.” S. Rep. No. 76-1775, at 7 (1940).

Both Nuveen and Eaton Vance were clear that the control share provisions at issue there “discriminat[ed] against an investment company shareholder,” which was “inconsistent with the purposes of Sections 18(i).” Nuveen, 2022 WL 493554, at *3 (citing and quoting with approval Boulder, 2010 WL 4630835, at *10–11); Eaton Vance, 2023 WL 1872102, at *8 (same). Because the Nuveen and Eaton Vance courts found the control share provisions inconsistent with the purposes of the ICA, denial of rescission of those offending provisions would have been inconsistent with the purposes of the ICA, meaning those courts lacked discretion to deny rescission—and, appropriately, did not do so. Nuveen, 2022 WL 493554, at *5 (“Because the Court concludes that the control share amendment is inconsistent with Section 18(i)’s requirement that every stock be voting stock and have equal voting rights, the Trusts’ motion to dismiss Saba’s rescission claim is denied.”); Eaton Vance, 2023 WL 1872102, at *8 (“Section 46(b) does not permit the Court to sanction actions that are ‘inconsistent with the purposes of this subchapter,’ and the [Eaton Vance] Parties cite no case that allowed the provisions of Section 18(i) protecting voting to be overridden pursuant to Section 46(b).”). And given that those courts lacked discretion to deny rescission, it was appropriate for them not to balance the equities regarding shareholder activism. Cf., e.g., United States v. Aiyer, 33 F.4th 97, 118 (2d Cir. 2022) (no error in declining to consider evidence of economic justifications of price-fixing agreements that was irrelevant to claim of per se antitrust violation). Here, too, no equitable balancing is necessary or appropriate.

III.	Saba Has Article III Standing.

Saba suffered actual, imminent, and concrete injury in the form of diminution of the value of its investment, as well as interference with its trading activity, business practices, and ability to acquire shares in the Funds with the equal voting rights guaranteed by the ICA. This Court should reject any argument by the defendant Funds to the contrary, as it did recently in Nuveen.

A.	Saba Suffered Actual Injury.

Saba is the beneficial owner of sizable holdings of the outstanding shares of each of the Funds. R56.1 ¶¶ 2–17. Those shares trade at a substantial discount to their NAV. See supra p.4 n.4. In other words, shareholders like Saba hold a financial product worth less than the sum of its parts. That does not need to be the case—shareholders should be able to hold the underperforming fund managers to account and replace them with managers who will deliver better results. But the Control Share Provisions bar shareholders from influencing management in any meaningful way, depriving them of their fundamental rights as shareholders, and resulting in an underperforming financial product run by complacent managers unincentivized to do better.

Defensive mechanisms like the Control Share Provisions diminish the value of closed-end funds by diverting fund resources away from shareholders, into the pockets of the entrenched managers. The problem is well documented. Studies have found that “expense ratios, director compensation levels, and managerial advisor fees are all higher when [there are] greater numbers of takeover defense,” that “adoptions of additional defenses are associated with simultaneous increases in director compensation and advisory fees,” and that “takeover defenses have a negative effect on firm value.” Matthew E. Souther, The Effects of Takeover Defenses: Evidence from Closed-End Funds, 119 Journal of Financial Economics 420, 439 (2016). Thus, the Control Share Provisions allow fund insiders “to extract benefits from shareholders,” id., decreasing the value of Saba’s shares in the Funds. Conversely, were the Control Share Provisions not in place, the Funds’

fees—and their managers’ compensation—would be substantially lower. And those savings would vest in the Funds themselves, redounding to the benefit of shareholders like Saba.

Hedge funds like Saba, who will invest significant amounts in underperforming funds in order to improve performance and realize gains that will benefit all investors, are particularly well-suited to “mitigate the agency cost” endemic to closed-end funds. See Alon Brav, Wei Jiang, and Rongchen Li, Governance by Persuasion: Hedge Fund Activism and the Market for Corporate Influence, Finance Working Paper No. 797/2021, European Corporate Governance Institute, https://papers.ssrn.com/sol3/papers.cfm?abstract_id=3955116. But unless and until the Funds are freed from the Control Share Provisions, their shareholders hold a less valuable product than they otherwise would. In other words, the Control Share Provisions effect precisely the type of “abuse inherent in the structure of investment companies” that Congress had in mind when it drafted the ICA, Jones v. Harris Assocs. L.P., 559 U.S. 335, 339 (2010), and from which Section 18(i) stands to shield shareholders like Saba.

What’s more, where Saba’s ownership interest is at or above 10% (EMO, CTR, CEM, and ECAT), the Control Share Provisions have already stripped Saba of its equal voting rights, and prevent Saba from buying any additional shares in the funds that have equal voting rights. This means that meant Saba has “already suffered the injury of being unable to acquire additional shares that are voting stock with equal voting rights with every other outstanding stock.” Nuveen, 2022 WL 493554, at *5 (emphasis added); see also Eaton Vance, 2021 WL 2785120, at *7 (holding that Saba had standing for the reasons stated in its brief, which cited cases for the proposition that stockholders need not wait to be stripped of the ability to vote to challenge the restriction).

The interference with Saba’s trading activity caused by the Control Share Provisions is another plainly cognizable injury-in-fact. The “loss of the opportunity to purchase a desired product is a legally cognizable injury.” Chamber of Com. of U.S. v. SEC, 412 F.3d 133, 138 (D.C. Cir. 2005) (Chamber of Commerce injured by lost opportunity to purchase shares in mutual funds on desired terms). That is true even when a would-be purchaser could theoretically obtain the desired product from another source. See, e.g., Orangeburg, South Carolina v. Fed. Energy Reg. Comm’n, 862 F.3d 1071, 1074 (D.C. Cir. 2017).

And to be clear, Saba’s portfolio manager, in a sworn declaration, states unequivocally that, to the extent Saba’s holdings do not already trigger the Control Share Provisions, Saba would acquire more than a 10% beneficial ownership stake in each of the Funds were it not for the Funds’ Control Share Provisions and the imminent risk that those Control Share Provisions will strip Saba of its equal voting rights. Kazarian Decl., ¶¶ 22, 27. The Control Share Provisions thus have prevented Saba from acquiring voting shares in the Funds with equal voting rights as required by the 40 Act. Id. ¶¶ 21–27. Saba’s desire to acquire more shares is sufficient to establish that Saba wanted to and would have acquired additional shares but for the Control Share Provisions.

B.	Saba Suffered Imminent Injury.

At minimum, Saba’s injury was imminent. As the Nuveen court recognized, the law “does not require that Saba first experience the further injury of actually purchasing stock with unequal voting rights” to have standing. Nuveen, 2022 WL 493554, at *5. Federal courts have “long accepted jurisdiction” where a plaintiff’s “self-avoidance of imminent injury is coerced by the threatened enforcement action of a private party.” MedImmune, Inc. v. Genentech, Inc., 549 U.S. 118, 130 (2007); Nuveen, 2022 WL 493554, at *5.

Saba’s documented record of acquiring shares above the control-share threshold, including in several of the defendant Funds, and Saba’s under-oath assertion that it would have purchased additional shares but-for the Control Share Provisions, demonstrate that Saba’s injury, to the extent not already realized, is at least imminent. See Susan B. Anthony List v. Driehaus, 573 U.S. 149, 161 (2014) (plaintiffs had standing to bring pre-enforcement challenge to statute prohibiting false campaign statements where they had previously made statements that might qualify as false under the statute and expressed an intent to make similar statements in the future); Knife Rts., Inc. v. Vance, 802 F.3d 377, 384 (2d Cir. 2015) (plaintiffs had standing to bring pre-enforcement challenge to statute banning certain knives where it had previously sold knives that might fall under the statute and intended to sell such knives in the future).

This court should reject any argument that Saba cannot be harmed until other Fund shareholders vote on the potential restoration of control-share voting rights. To be clear, one Fund’s entrenchment efforts have already blocked Saba from obtaining a seat on the Fund’s board of directors despite Saba’s having received 64% the vote from all shareholders. See R56.1 ¶ 36; Ex. 36 (BusinessWire press release explaining that, at EMO’s 2023 Annual Meeting, Saba, the “largest common shareholder” of EMO, was unable to seat a nominee on the Fund’s board of directors “despite having received 64% of the vote from all shareholders,” and 74% of the vote from common shareholders); accord Saba Capital CEF Opportunities 1 Ltd. v. Voya Prime Rate Trust et al., No. CV 2020-005293, 2020 WL 5087054, at *6 (Ariz. Super. Ct. June 24, 2020) (finding similar voting threshold unenforceable because imposing such a high voting threshold amounts to a “legal impossibility”). The Control Share Provisions effectively achieve the same result, causing immediate and automatic harm by stripping voting rights from any control shares unless and until there is a shareholder vote to restore those rights. Saba alleged, and the Nuveen and Eaton Vance courts agreed, that even such a temporary removal of voting rights violates Section 18(i)’s mandate that all common stock be voting stock, Nuveen, 2022 WL 493554, at *4, and that subjecting any common stock to additional vote-restoration procedures violates Section 18(i)’s mandate of equal voting stock, id. at *5. See Eaton Vance, 2023 WL 1872102, at *6–7.

Any suggestion that Saba cannot be harmed until after going through the Control Share Provisions’ labyrinthine vote-restoration procedures would also confuse standing with the merits. SM Kids, LLC v. Google LLC, 963 F.3d 206, 212 (2d Cir. 2020) (“We have cautioned against arguments that would essentially collapse the standing inquiry into the merits.” (cleaned up)); accord Dubuisson v. Stonebridge Life Ins. Co., 887 F.3d 567, 574 (2d Cir. 2018). Even the temporary removal of voting rights, or the imposition of additional procedures as a precondition to regaining voting rights, is a concrete harm to Saba’s right and ability to acquire shares that are voting stock with equal voting rights with every other outstanding stock.

C.	Saba’s Injury Is Concrete

Saba’s injury is concrete. To start, the Funds’ interference with Saba’s trading activity and business practices constitutes an indisputably “real” and “traditional tangible” harm. TransUnion LLC v. Ramirez, 141 S. Ct. 2190, 2204 (2021).

What’s more, there is a wide body of caselaw allowing shareholders to maintain suit in federal court to remedy harms to their voting rights. E.g., ER Holdings, Inc. v. Norton Co., 735 F. Supp. 1094, 1101 (D. Mass. 1990) (“[S]hareholder disenfranchisement creates serious risk of irreparable harm.”); Fox v. Riverview Realty Partners, No. 12 Civ. 9350 (MFK), 2013 WL 1966382, at *4 (N.D. Ill. May 10, 2013) (shareholder was injured by merger where, had the merger not taken place, she would have received new common stock carrying additional voting power); Daly v. Neworld Bank for Sav., No. 87 Civ. 8095 (JJM), 1990 WL 8095, at *2 (D. Mass. Jan 25, 1990) (shareholder’s “significant loss in voting power” was injury sufficient to support standing in misleading proxy suit); see also Starr Int’l Co., Inc. v. United States, 856 F.3d 953, 986 (Fed. Cir. 2017) (Wallach, C.J., concurring-in-part and concurring-in-the-result) (plaintiff “alleged a cognizable property interest by claiming dilution and loss of voting power”).

Suits in state court to remedy harms to shareholder voting rights are likewise well-established, confirming that such harms are well-recognized in “American history and tradition,” TransUnion, 141 S. Ct. at 2204. E.g., Brigade Leveraged Capital Structures Fund Ltd. v. PIMCO Income Strategy Fund, 466 Mass. 368, 379 (2013) (“Courts have consistently recognized the irreparable harm” that results both from “endanger[ing] shareholder voting rights” or even delaying their exercise”); Shenker v. Laureate Educ., Inc., 983 A.2d 408, 424 (Md. 2009) (“Cases where direct harm is suffered by shareholders include, for example, actions to enforce a shareholder’s right to vote.”). These cases recognize the longstanding history of shareholders suing to remedy harms to their voting rights.

At a more fundamental level, Saba is party to an illegal contract it seeks this court to invalidate (the Funds’ bylaw provisions adopting the Control Share Provisions). Litigants at common-law routinely found themselves seeking—and courts routinely granted—relief from illegal contracts. See generally, e.g., Trist v. Child, 88 U.S. 441, 448 (1874) (“It is a rule of the common law of universal application that, where a contract express or implied is tainted [by being contrary to statute or public policy], as to the consideration or the thing to be done, no alleged right founded upon it can be enforced in a court of justice.”); California Pac. Bank v. Small Bus. Admin., 557 F.2d 218, 224 (9th Cir. 1977) (“Out of the welter of common law rules regarding illegality has come the general principle that illegal contracts are unenforceable only where (1) a statute explicitly provides that contracts contravening it are void or (2) where the interest in (the contract’s) enforcement is clearly outweighed in the circumstances by a public policy against the enforcement of such terms.”) (quotation omitted)); Omega Overseas Partners, Ltd. v. Griffith, No. 13 Civ. 4202 (RJS), 2014 WL 3907082, at *3 (S.D.N.Y. Aug. 7, 2014) (explaining that the remedy of rescission under 15 U.S.C. § 80b-15(b) “is merely a codification of the common-law principle that illegal contracts are invalid”); Mann v. Brady, 196 P. 346, 250 (Okla. 1921) (citing common-law authorities); Guenther v. Dewien, 11 Iowa 133 (1860) (same). Saba’s efforts to seek relief in federal court from the Funds’ Control Share Provisions, as a party to the contract that is illegal under federal law, is far afield from the concern expressed in TransUnion and Spokeo, whereby any litigant, anywhere, might try to sue in federal court on any bare procedural statutory violation.

To be sure, “[h]istory and tradition” are meant to serve only as a “meaningful guide to the types of cases that Article III empowers federal courts to consider.” TransUnion, 141 S. Ct. at 2204. An injury need “not [have] an exact duplicate in American history and tradition” to qualify as concrete. Id. But it is indisputable that litigants at common-law could seek judicial relief from unlawful contracts. And despite jurisdictions at different times having had different rules with respect to shareholder voting rights in particular, there is no indication that interference with those voting rights—whatever they may have been—were treated as anything other than real, tangible, cognizable harms to shareholders.

Congress’ view as to which harms are sufficiently concrete to support Article III standing, moreover, is “instructive.” Spokeo, Inc v. Robins, 578 U.S. 330, 340 (2016). Indeed, Congress has “the power to define injuries and articulate chains of causation that will give rise to a case or controversy where none existed before” Id. Congress, in enacting the ICA, recognized that the “unbalanced allocation of voting privileges” was “largely responsible for many of the abuses and defects which developed in the course of the histories of [investment] companies.” ICA Hearings, at 1034. Such unbalanced allocation of voting privileges thus results in concrete “harm [to] persons with ownership interests in the company.” Indep. Inv. Protective League, 495 F.2d at 312.

In Section 18(i), Congress assisted courts’ Article III inquiry in exactly the manner the Supreme Court approved in TransUnion and Spokeo. In clear terms, Congress articulated the chain of causation between discriminatory voting provisions adopted by federally registered investment companies and concrete harms to those shareholders’ financial interests and fundamental voting rights. That is more than enough for shareholders—parties to the illegal contracts adopted by the Funds—to sue under federal law to remedy harms American courts have long recognized.

CONCLUSION

Because the Control Share Provisions remove voting rights from shares in excess of 10%, in violation of the ICA, Saba is entitled to rescission of the Control Share Provisions, and a declaratory judgment that the Control Share Provisions are void and violate the ICA.

Dated: June 29, 2023	/s/ Mark Musico
Jacob W. Buchdahl
Mark Musico
Brandon H. Thomas*
SUSMAN GODFREY LLP
1301 Avenue of the Americas, 32nd Floor
New York, NY 10019
Tel: 212-336-8330
jbuchdahl@susmangodfrey.com
mmusico@susmangodfrey.com
bthomas@susmangodfrey.com

* Motion to appear pro hac vice pending.

Attorneys for Plaintiffs

CERTIFICATE OF SERVICE

I hereby certify that on June 29, 2023, I caused the foregoing to be electronically filed with the Clerk of the Court using CM/ECF, which will send notification of such filing to all registered participants.

/s/ Brandon H. Thomas
Brandon H. Thomas

Exhibit 3

Massachusetts Court Rules that Eaton Vance and its Fund Trustees Violated Federal Law by Stripping Shareholders’ Voting Rights

Saba Capital Comments on Court’s Decision to Uphold the Investment Company Act, A Win for Closed-End Fund Shareholders

January 25, 2023 01:00 PM Eastern Standard Time

NEW YORK--(BUSINESS WIRE)--Saba Capital Management, L.P. and certain associated parties (collectively “Saba” or “we”) today commented on the outcome of the lawsuit brought in the Suffolk County Superior Court in Massachusetts (the “Court”) by four closed-end funds advised by Eaton Vance – the Eaton Vance Senior Income Trust (NYSE: EVF), Eaton Vance Senior Floating-Rate Trust (NYSE: EFR), Eaton Vance Floating-Rate Income Trust (NYSE: EFT) and Eaton Vance Limited-Duration Fund (NYSE: EVV) (the “Funds”) – and the following fund trustees: Thomas E. Faust, Jr., Mark R. Fetting, Cynthia E. Frost, George J. Gorman, Valerie A. Mosley, William H. Park, Helen F. Peters, Keith Quinton, Marcus L. Smith, Susan J. Sutherland and Scott E. Wennerholm.

On July 15, 2020, Eaton Vance sued for declaratory judgement on the validity of its actions to strip away voting rights from closed-end fund shareholders through the adoption of a Control Share Amendment to its bylaws. On January 21, 2023, the Court issued a summary judgement ruling in favor of Saba and invalidating Eaton Vance’s control share provision as a violation of the Investment Company Act. In its ruling, the Court agreed with the 2022 ruling by the United States District Court for the Southern District of New York in a prior lawsuit Saba brought against Nuveen that found the restrictive use of control share bylaws to violate federal law.

Michael D’Angelo, Partner and General Counsel of Saba, commented:

“The Court’s ruling is an important win for closed-end fund shareholders as it upholds the Investment Company Act and the protection it provides for the voting rights of every shareholder. Not only does the ruling rescind Eaton Vance’s control share provision, but it puts all closed-end funds on notice that any attempts to entrench trustees and investment advisors that violate the law will not be tolerated. Eaton Vance used this illegal amendment to strip voting rights in order to facilitate the approval of new investment advisory agreements needed in connection with the sale of Eaton Vance to Morgan Stanley. Had the law not been broken, we believe the significant losses suffered by shareholders could have been mitigated.”

About Saba Capital

Saba Capital Management, L.P. is a global alternative asset management firm that seeks to deliver superior risk-adjusted returns for a diverse group of clients. Founded in 2009 by Boaz Weinstein, the Firm is a pioneer of credit relative value strategies and capital structure arbitrage. The Firm is headquartered in New York City. Learn more at www.sabacapital.com.

Contacts

Longacre Square Partners

Greg Marose / Kate Sylvester, 646-386-0091

gmarose@longacresquare.com / ksylvester@longacresquare.com

US Court Rules That Nuveen and its Fund Trustees Violated Federal Law by Stripping Shareholders’ Voting Rights

February 22, 2022 08:30 AM Eastern Standard Time

NEW YORK--(BUSINESS WIRE)--Saba Capital Management, L.P. (collectively with its affiliates, “Saba”) today highlighted the outcome of the lawsuit it brought in the United States District Court for the Southern District of New York (the “Court”) against certain closed-end funds advised by Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC (collectively, “Nuveen”) and the following fund trustees: Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Matthew Thornton, III, Terence J. Toth, Margaret L. Wolff and Robert L. Young.

On January 14, 2021, Saba sued Nuveen and the trustees after they stripped voting rights from shareholders of their closed-end fund. On February 17, 2022, the Court issued a summary judgement ruling in favor of Saba and invalidating Nuveen’s and the trustees’ actions. The Court ruling is a significant victory for closed-end fund shareholders, who are primarily retail shareholders, and should have far-reaching implications for other closed-end funds that have attempted to entrench trustees and investment advisors.

“The ability for shareholders to vote all of their shares is one of the most essential elements of the Investment Company Act. Without it, shareholders lack the ability to hold management teams and trustees accountable for excessive fees, poor performance and governance failures. The Investment Company Act is designed to ensure trustees and investment advisors, like Nuveen, do not use their power to place their own private interests ahead of shareholders’ interests.” said Michael D’Angelo, Partner and General Counsel of Saba.

About Saba Capital

Saba Capital Management, L.P. is a global alternative asset management firm that seeks to deliver superior risk-adjusted returns for a diverse group of institutional clients. The firm, which is a pioneer of credit relative value and capital structure trading, currently invests across four core strategies: Credit Relative Value, Tail Hedge, SPACs and Closed-End Funds. Founded in 2009 by Boaz Weinstein, Saba is privately held by its partnership and headquartered in New York City. Learn more at www.sabacapital.com.

Contacts

For Media:

Longacre Square Partners

Greg Marose / Charlotte Kiaie, 646-386-0091

gmarose@longacresquare.com / ckiaie@longacresquare.com